Exhibit 4.1

Number CS-	* * Shares
Common Stock

NIVALIS THERAPEUTICS, INC.

a Delaware Corporation

Incorporated on July 31,  2012

Common Stock

Par Value: $0.001

THIS CERTIFIES THAT                        is the record holder of                                    (                    ) shares of Common Stock of Nivalis Therapeutics, Inc., a Delaware corporation (the “Corporation”), transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, all of which the holder of this certificate, by acceptance hereof, assents.

A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of stock of the Corporation and upon the holders thereof may be obtained by any stockholder without charge upon request delivered to the secretary of the Corporation at the principal office of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers this           day of               , 2015.

President	Secretary

FOR VALUE RECEIVED                                                                    HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                                                                                                                                               SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                                ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

(Signature)

NOTICE:  THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.